SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) November 9, 2005
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                         HARBOR FLORIDA BANCSHARES, INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                     000-22817                 65-0813766
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(State or other jurisdiction          (Commission             (IRS Employer
        of incorporation)             File Number)         Identification No.)


                   100 S. Second Street, Fort Pierce, FL 34950
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code (772) 461-2414
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          (Former name or former address, if changed since last report)

Item 1.01  Entry into a Material Definitive Agreement

     On November 9, 2005, the Company's Board of Directors approved extending the Company's Employment Agreement with Chief Executive Officer and President Michael J. Brown, Sr. for an additional (1) one year term through January 6, 2009. Mr. Brown's annual base salary for the 2006 fiscal year was also increased by 4% to $457,600.

     The Employment Agreement was previously filed with the SEC and is incorporated herein by reference to the Employment Agreement filed with the Company's Form S-4 on December 20, 1996 and an amendment to the Employment Agreement filed in the Company's Form 10-K for the fiscal year ended September 30, 2003.








                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:        November 10, 2005           HARBOR FLORIDA BANCSHARES,
                                           INC., Registrant

                                          By: /s/
                                              -----------------------------
                                              Name:  H.Michael Callahan
                                              Title:  Senior Vice President and
                                              Chief Financial Officer